SCHEDULE OF FUTURE MINIMUM PAYMENTS UNDER OPERATING LEASES (Details) - USD ($)	Mar. 31, 2025	Dec. 31, 2024
Leases
2025	$ 299,654	$ 406,990
2026	140,163	140,163
2027	144,227	144,227
2028	60,809	60,808
Total future minimum lease payments	644,853	752,188
Amount representing interest	(70,491)	(83,961)
Present value of net future minimum lease payments	$ 574,362	$ 668,227